Execution Version

Exhibit 10.02

FOURTH AMENDMENT
TO
AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
March 28, 2018
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

FOURTH AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Fourth Amendment”) dated as of March 28, 2018 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Fourth Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.01.

(a)Each of the following definitions is hereby added to Section 1.01 where alphabetically appropriate:

“Fourth Amendment Effective Date” has the meaning given such term in that certain Fourth Amendment to Amended and Restated 5-Year Revolving Credit Agreement dated as of March 28, 2018 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.
“Merger Sub” means Marshall Merger Sub LLC, a Delaware limited liability company.
“NSH” means NuStar GP Holdings, LLC, a Delaware limited liability company.

“NuStar GP” means NuStar GP, LLC, a Delaware limited liability company.
“Operating Lease” of any Person means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, in respect of which the obligations of such Person to pay rent or other amounts thereunder would not have been required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP as in effect on the Fourth Amendment Effective Date (for purposes hereof, regardless of whether such lease was in existence on the Fourth Amendment Effective Date).
“Riverwalk Logistics” means Riverwalk Logistics, L.P., a Delaware limited partnership.
“Simplification Agreement” means that certain Agreement and Plan of Merger, dated as of February 7, 2018, by and among the MLP, Riverwalk Logistics, NuStar GP, Merger Sub, NSH and Riverwalk Holdings, LLC, a Delaware limited liability company.
“Simplification Effective Time” means the “Effective Time” as defined in the Simplification Agreement.
“Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the assets of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
(b)    The definition of “Applicable Rate” is hereby amended as follows:

(i)    The pricing grid set forth therein is hereby replaced in its entirety to read as follows:

Index Debt Ratings	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Tier 1 Greater than BBB or Baa2	0.125%	1.125%	0.150%
Tier 2 BBB or Baa2	0.250%	1.250%	0.200%
Tier 3 BBB- or Baa3	0.500%	1.500%	0.225%
Tier 4 BB+ or Ba1	0.750%	1.750%	0.300%
Tier 5 BB or Ba2	1.000%	2.000%	0.350%
Tier 6 Less than BB or Ba2	1.250%	2.250%	0.400%

(ii)    The reference to “Tier 5” set forth in the final paragraph thereof is hereby replaced with a reference to “Tier 6”.
(c)    The definition of “Capital Lease Obligations” is hereby amended by adding the following proviso prior to the period at the end thereof: “; provided that, notwithstanding the foregoing, obligations under Operating Leases shall not constitute Capital Lease Obligations for purposes of this Agreement”.

(d)    The definition of “Change in Control” is hereby amended and restated in its entirety to read as follows:

“Change in Control” means any of the following events:
(a)    100% (and not less than 100%) of the issued and outstanding Equity Interests of the general partner of the Borrower shall cease to be owned, directly or indirectly, or the Borrower shall cease to be Controlled, by the MLP; or
(b)    100% (and not less than 100%) of the limited partnership interests of the Borrower shall cease to be owned in the aggregate, directly or indirectly, by the MLP; or
(c)    prior to the Simplification Effective Time, the occurrence of any transaction that results in any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder becoming the Beneficial Owner, directly or indirectly, of more than 50% of the general partner interests in the MLP; or
(d)    from and after the Simplification Effective Time:
(i)    100% (and not less than 100%) of the issued and outstanding Equity Interests of the general partner of the MLP shall cease to be owned, directly or indirectly, or the general partner of the MLP shall cease to be Controlled, directly or indirectly, by the MLP; or
(ii)    Riverwalk Logistics ceases to be the sole general partner of the MLP; or NuStar GP ceases to be the sole general partner of Riverwalk Logistics; or
(iii)    the acquisition of ownership, directly or indirectly, beneficially or of record, by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d)

of the Exchange Act), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the MLP; or
(iv)    the board of directors (or other equivalent governing body) of NuStar GP ceases to be the applicable governing body of the MLP; or
(v)    occupation of a majority of the seats (other than vacant seats) on the board of directors (or other equivalent governing body) of NuStar GP by Persons who were not (A) directors of NuStar GP as of the Simplification Effective Time, or nominated or appointed by the board of directors (or other equivalent governing body) of NuStar GP or (B) appointed by directors so nominated or appointed.
2.2    Amendment to Section 2.09. Section 2.09 is hereby amended by adding a new clause (d) to read as follows:

(d)    If, as of the end of any Business Day, the aggregate amount of unrestricted cash and cash equivalents on hand of the Borrower and the Restricted Subsidiaries exceeds $125,000,000 (such excess, the “Excess Cash Amount”), the Borrower shall, not later than 2:00 p.m., New York City time on the second Business Day thereafter, prepay the Revolving Loans in an aggregate principal amount equal to the lesser of (i) the Excess Cash Amount and (ii) the aggregate principal amount of Revolving Loans then outstanding.
2.3    Amendment to Section 4.02.

(a)Section 4.02 is hereby amended by (i) re-lettering clause (c) as clause (e) and (ii) adding the following new clauses (c) and (d) to read as follows:

(c)    In the case of any Borrowing of Revolving Loans, after giving pro forma effect to such Borrowing and the application of the proceeds thereof (and any mandatory prepayments to be made by the Borrower under Section 2.09(d)), the aggregate amount of unrestricted cash and cash equivalents on hand of the Borrower and its Restricted Subsidiaries as of the end of the second (2nd) Business Day following the date on which such Revolving Loans are funded shall not exceed $125,000,000.
(d)    The Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer certifying that, after giving pro forma effect to such Credit Event, (i) each of the Borrower and its Subsidiaries will be Solvent, and (ii) neither the Borrower nor any of its Subsidiaries intends, as of such date, to (A) be or become subject to a voluntary or involuntary case under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) make a general assignment for the benefit of creditors or (C) have a custodian, conservator, receiver or similar official appointed for the Borrower, any of its Subsidiaries or a substantial part of the Borrower’s assets, in the case of each of clauses (A), (B) and (C), within six (6) Business Days after the date of such Credit Event.

(b)    The last paragraph of Section 4.02 is hereby amended by replacing the phrase “paragraphs (a) and (b)” with the phrase “paragraphs (a) through (d)”.

2.4    Amendments to Section 5.01(c). Section 5.01(c) is hereby amended by (a) replacing the word “and” at the end of clause (ii) with a comma, (b) adding the word “and” at the end of clause (iii) and (c) adding a new clause (iv) to read as follows: “(iv) from and after the date of any accounting change in GAAP after the Fourth Amendment Effective Date requiring lease obligations to be recorded on a balance sheet of the MLP or any Restricted Subsidiary, specifying in a reasonable manner all Capital Lease Obligations of the MLP and its Restricted Subsidiaries”.

2.5    Amendments to Section 6.01. Section 6.01 is hereby amended and restated in its entirety to read as follows:

Section 6.01    Indebtedness. It will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:
(a)    Indebtedness created under this Agreement;
(b)    unsecured Indebtedness of the MLP to any Restricted Subsidiary and of any Restricted Subsidiary to the MLP or any other Restricted Subsidiary; provided that any such Indebtedness owing by a Loan Party to another Loan Party or owing by a Loan Party to any Restricted Subsidiary, in each case, shall be subordinated in right of payment to the Borrower Obligations on terms acceptable to the Administrative Agent in its sole discretion;
(c)    Guarantees by any Loan Party of Indebtedness of any other Loan Party;
(d)    Capital Lease Obligations in an aggregate principal amount not to exceed $5,000,000;
(e)    Securitization Obligations in respect of Securitization Transactions in an aggregate amount not to exceed $125,000,000 at any one time outstanding; and
(f)     other Indebtedness of the MLP, the Borrower or any other Loan Party; provided that, both before and after such Indebtedness is created, incurred or assumed, no Event of Default shall have occurred and be continuing under this Agreement, and the MLP shall be in Pro Forma Compliance.
Notwithstanding the foregoing or anything to the contrary contained herein, the MLP and the Borrower will not permit any Restricted Subsidiary (other than a Loan Party) to incur any Indebtedness, except for Indebtedness permitted by Section 6.01(b), Section 6.01(d) or Section 6.01(e).
2.6    Amendments to Section 6.02. Section 6.02 is hereby amended and restated in its entirety to read as follows:

Section 6.02    Liens. It will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)    Permitted Encumbrances;
(b)    any Lien existing on any property or asset prior to the acquisition thereof by the MLP, the Borrower or any other Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of the MLP or any Restricted Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition and (iv) the aggregate amount of all obligations secured by such Liens does not exceed $50,000,000 at any one time;
(c)    Liens securing obligations under any Operating Lease; provided that any such Lien shall exist only on the property or assets under such Operating Lease and shall not apply to any other property or assets of the MLP or any Restricted Subsidiary;
(d)    Liens securing Capital Lease Obligations permitted by (i) Section 6.01(d) or (ii) solely with respect to the Loan Parties, Section 6.01(f); provided that, in each case of clauses (i) and (ii), any such Lien shall exist only on the property or assets under such capital lease and shall not apply to any other property or assets of the MLP or any Restricted Subsidiary;
(e)    Liens on (i) cash and cash equivalents (including Permitted Investments), (ii) any commodity account, deposit account or securities account maintained with or for the benefit of a counterparty to a Permitted Swap Agreement and any assets credited to such accounts and the proceeds of any of the foregoing and (iii) any contracts evidencing Permitted Swap Agreements, including rights to payment thereunder and the proceeds of any of the foregoing, in each case securing obligations of the MLP, the Borrower or any Restricted Subsidiary under Permitted Swap Agreements; provided that the aggregate amount of obligations secured by this clause (e) does not at any time exceed 10% of Consolidated Net Worth;
(f)    (i) Liens granted on accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e) and (ii) assignments or sales of accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e);
(g)    Liens on cash and cash equivalents in favor of issuers of letters of credit to secure the Borrower’s reimbursement obligations thereunder, which letters of credit secure obligations to make payments on the Go-Zone Bonds; provided that the aggregate face amount of all such letters of credit does not exceed $400,000,000; and
(h)    extensions, renewals, modifications or replacements of any of the Liens and other matters referred to in clauses (a) through (g) of this Section, provided that such Lien is otherwise permitted by the terms hereof and, with respect to Liens securing Indebtedness, no extension or renewal Lien shall (i) secure more than the amount of the Indebtedness or other obligations secured by the Lien being so extended or renewed or (ii) extend to any property or assets not subject to the Lien being so extended or renewed.
2.7    Amendments to Section 6.11. Section 6.11 is hereby amended and restated in its entirety to read as follows:

Section 6.11    Financial Condition Covenant.
(a)    For the Rolling Periods ending December 31, 2017 and March 31, 2018, the MLP will not permit, as of the last day of such Rolling Period, its Consolidated Debt Coverage Ratio to be in excess of 5.50 to 1.00 for such Rolling Period.
(b)    For the Rolling Periods ending June 30, 2018, September 30, 2018 and December 31, 2018, the MLP will not permit, as of the last day of such Rolling Period, its Consolidated Debt Coverage Ratio to be in excess of 5.25 to 1.00 for such Rolling Period.
(c)    For any Rolling Period ending on or after March 31, 2019, the MLP will not permit, as of the last day of such Rolling Period (each, a “Test Date”), its Consolidated Debt Coverage Ratio to be in excess of 5.00 to 1.00 (the “Standard Ratio”) for such Rolling Period; provided that, with respect to any Test Date covered by this clause (c), if at any time the MLP or any of its Restricted Subsidiaries has consummated one or more acquisitions within the two most recently completed fiscal quarters prior to such Test Date for which the MLP or any of its Restricted Subsidiaries has paid aggregate net consideration of at least $50,000,000, then, for the two Rolling Periods the last day of which immediately follows the date on which such acquisition is consummated, the MLP will not permit, as of such Test Date, its Consolidated Debt Coverage Ratio to be in excess of 5.50 to 1.00; thereafter, compliance shall be determined by reverting back to the Standard Ratio; provided further that, notwithstanding the foregoing, or anything to the contrary contained in this Section 6.11, in no event shall the MLP permit at any time its Consolidated Debt Coverage Ratio to exceed 5.50 to 1.00 for any Rolling Period.
2.8    Amendment to Section 10.15. Section 10.15 is hereby amended and restated in its entirety to read as follows:

Section 10.15    Limitation of Liability. Prior to the Simplification Effective Time, neither the General Partner nor the general partner(s) of the MLP shall be liable for (a) the obligations of the Borrower under this Agreement or (b) the obligations of the MLP under this Agreement, including in each case, without limitation, by reason of any payment obligation imposed by governing state partnership statutes and any provision of the applicable limited partnership agreement of the Borrower or the MLP that requires such General Partner or general partner(s), as the case may be, to restore a capital account deficit.
Section 3.    Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Fourth Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Fourth Amendment on or prior to the Fourth Amendment Effective Date, including (i) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement and (ii) an amendment fee payable to the Administrative Agent, for the account of each Lender that has executed this Fourth

Amendment (each such Lender, a “Consenting Lender”), in an amount equal to the product of 0.10% multiplied by such Consenting Lender’s Commitment on the Fourth Amendment Effective Date.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective (and the Fourth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Travis Watson
Name:	Travis Watson
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Kelton Glasscock
Name:	Kelton Glasscock
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Tyler Womack
Name:	Tyler Womack
Title:	Portfolio Manager

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ M. Luke Healy
Name:	M. Luke Healy
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT